EXHIBIT 10.5

                               FIRST AMENDMENT TO
                STOCK OWNERSHIP AND REGISTRATION RIGHTS AGREEMENT

      This First Amendment to Stock Ownership and Registration Rights Agreement (this "First Amendment") dated as of May 21, 1997 is between TEXOIL, INC., a Nevada corporation ("PARENT"), TEXOIL COMPANY, a Tennessee corporation and wholly owned subsidiary of Parent (the "COMPANY"), and RIMCO PARTNERS, L.P., RIMCO PARTNERS, L.P. II, RIMCO PARTNERS, L.P. III, and RIMCO PARTNERS, L.P. IV, each a Delaware limited partnership (collectively, the "RIMCO HOLDERS," and together with their distributees, successors and assigns, the "HOLDERS").

                            PRELIMINARY STATEMENTS

      A. WHEREAS, that certain Amended and Restated Note Purchase Agreement dated as of even date herewith among Parent, the Company and the RIMCO Holders (the "RESTATED NOTE PURCHASE AGREEMENT"), provides for the Company to issue and sell to the RIMCO Holders the Notes (the Tranche A Notes, the Tranche B Notes and the Tranche C Notes) in the manner provided therein; and

      B. WHEREAS, the Tranche A Notes and the Tranche C Notes are exchangeable according to their respective terms and the terms of that certain Amended and Restated Guaranty and Exchange Agreement dated as of even date herewith among Parent, the Company and the RIMCO Holders (the "RESTATED GUARANTY AND EXCHANGE AGREEMENT") for shares of common stock of Parent, par value $.01 per share (the "PARENT COMMON STOCK"), subject to adjustment; and

      C. WHEREAS, Parent, the Company and the RIMCO Holders have heretofore entered into that certain Stock Ownership and Registration Rights Agreement, dated as of September 6, 1996 (the "REGISTRATION RIGHTS AGREEMENT"), whereby, among other things, Parent agreed to effect the registration of the offering and sale of the Registrable Securities (as defined in the Registration Rights Agreement); and

      D. WHEREAS, Parent, the Company and the RIMCO Holders now desire to enter into this First Amendment to the Registration Rights Agreement with respect to the matters set forth herein and to include in the Registrable Securities subject to the Registration Rights Agreement the Shares issuable upon exchange of the Tranche A Notes and the Tranche C Notes in the manner provided for in the Restated Guaranty and Exchange Agreement; and

      E. WHEREAS, the execution and delivery of this First Amendment is a condition precedent to the closing of the transactions contemplated by the Restated Note Purchase Agreement.

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                                  AGREEMENTS

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Parent, the Company and the RIMCO Holders agree as follows:

SECTION 1.  AMENDMENTS.

      1.1 The definition of "Shares" in Section 1.01 of the Registration Rights Agreement is hereby amended in its entirety to read as follows:

            "SHARES" means, collectively, shares of Parent Common Stock issued or issuable upon exchange of the Tranche A Notes and the Tranche C Notes and all shares of Parent Common Stock exchanged therefor or distributed, issued or issuable with respect thereto.

      1.2 The definition of "Note Purchase Agreement" in Section 1.01 of the Registration Rights Agreement is hereby amended in its entirety to read as follows:

            "NOTE PURCHASE AGREEMENT" means that certain Amended and Restated Note Purchase Agreement dated as of May 21, 1997, by and among Parent, the Company and the RIMCO Holders, as may be amended from time to time.

      1.3 The definition of "Guaranty and Exchange Agreement" in Section 1.01 of the Registration Rights Agreement is hereby amended in its entirety to read as follows:

            "GUARANTY AND EXCHANGE AGREEMENT" means that certain Amended and Restated Guaranty and Exchange Agreement dated as of May 21, 1997, by and among Parent, the Company and the RIMCO Holders, as may be amended from time to time.

      1.4 Section 2.01(b) of the Registration Rights Agreement is hereby amended in its entirety to read as follows:

            (b) NUMBER OF DEMAND REGISTRATIONS. Subject to the provisions of
      Section 2.01(a), the Holders shall be entitled to request one Demand Registration, provided, however, that in the event any Tranche A Notes are exchanged for Parent Common Stock pursuant to the provisions of Section 3.01(b) of the Restated Guaranty and Exchange Agreement, the Holders shall be entitled to one additional Demand Registration with respect to any Tranche A Notes that are still outstanding following such exchange, and provided, further, that in the event any Tranche C Notes are exchanged for Parent Common Stock pursuant to the provisions of Section 3.02(b) of the Restated Guaranty and Exchange Agreement, the Holders shall be

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      entitled to one additional Demand Registration with respect to any Tranche
      C Notes that are still outstanding following such exchange.

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF PARENT AND THE COMPANY.

      2.1 Parent and the Company represent and warrant to the RIMCO Holders that:

            (a) this First Amendment has been duly authorized, executed and delivered by them and this First Amendment constitutes the legal, valid and binding obligation of Parent and the Company enforceable against them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

            (b) the Registration Rights Agreement, as amended by this First Amendment, constitutes the legal, valid and binding obligation of Parent and the Company enforceable against them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

            (c) the execution, delivery and performance by Parent and the Company of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws,
      (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument;

            (d) all representations and warranties contained in the Registration Rights Agreement and in the Note Purchase Agreement, the Guaranty and Exchange Agreement and the transaction documents executed and delivered concurrently therewith are true and correct in all material respects with the same force and effect as if made by Parent or the Company, as applicable, on and as of the date hereof; and

            (e) Parent is not governed by Sections 411 through 444 of the Nevada General Corporation Law.

SECTION 3.  CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

      3.1 This First Amendment shall not become effective until, and shall become effective when, each of the following conditions shall have been satisfied:

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            (a) executed counterparts of this First Amendment, duly executed by
      Parent, the Company and the RIMCO Holders, shall have been delivered to the RIMCO Holders;

            (b) the RIMCO Holders shall have received a copy of the resolutions of the Board of Directors of Parent and the Company authorizing the execution, delivery and performance by Parent and the Company of this First Amendment, certified by their respective Secretary or Assistant Secretary;

            (c) the representations and warranties of Parent and the Company set forth in SECTION 2 hereof are true and correct on and as of the date hereof; and

            (d) the RIMCO Holders shall have received the favorable opinion of counsel to Parent and the Company as to the matters set forth in SECTIONS 2.1(A), 2.1(B), 2.1(C) and 2.1(E) hereof, which opinion shall be in form and substance satisfactory to the RIMCO Holders.

SECTION 4. PAYMENT OF RIMCO HOLDERS' COUNSEL FEES AND EXPENSES.

      4.1 Parent and the Company agree to pay, upon demand, the reasonable fees and expenses of Andrews & Kurth L.L.P., counsel to the RIMCO Holders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.

SECTION 5.  MISCELLANEOUS.

      5.1 This First Amendment shall be construed in connection with and as part of the Registration Rights Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions, and covenants contained in the Registration Rights Agreement are hereby ratified and shall be and remain in full force and effect.

      5.2 Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Registration Rights Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

      5.3 The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

      5.4 This First Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, excluding choice-of- law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

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      5.5 Capitalized terms used herein shall have the respective meanings described thereto in the Restated Note Purchase Agreement unless herein defined or the context shall otherwise require.

            IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective representatives thereunto duly authorized, effective as of the date first above written.

                               TEXOIL, INC.

                               By: _____________________
                                     Ruben Medrano
                                     President

                               TEXOIL COMPANY

                               By: _____________________
                                     Ruben Medrano
                                     President

                               RIMCO PARTNERS, L.P.
                               RIMCO PARTNERS, L.P. II,
                               RIMCO PARTNERS, L.P. III, AND
                               RIMCO PARTNERS, L.P. IV

                               By:   RESOURCE INVESTORS MANAGEMENT COMPANY
                                     LIMITED PARTNERSHIP, THEIR GENERAL PARTNER

                               By:   RIMCO ASSOCIATES, INC.,
                                     ITS GENERAL PARTNER

                               By: _____________________
                                     Gary Milavec
                                     Vice President

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